TRADE RECEIVABLES	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
TRADE RECEIVABLES

NOTE 5. TRADE RECEIVABLES

Trade receivables, net consist of amounts generated from product sales and government contracts. Accounts receivable totaled $5,539 and $0 as of December 31, 2020 and 2019, respectively.

Provisional Indirect Cost Rates - The Company bills the government under cost-based research and development contracts at provisional billing rates which permit the recovery of indirect costs. These rates are subject to audit on an annual basis by the government agencies’ cognizant audit agency. The cost audit may result in the negotiation and determination of the final indirect cost rates. In the opinion of management, re-determination of any cost-based contracts will not have a material effect on the Company’s financial position or results of operations.